UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017 (November 14, 2017)

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Dealer Manager Agreement

On February 24, 2016, Bluerock Residential Growth REIT, Inc., a Maryland corporation, or the Company, and its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, entered into a Dealer Manager Agreement, or the Original Dealer Manager Agreement, with Bluerock Capital Markets, LLC, a Delaware limited liability company, an affiliate of the Company, or the Dealer Manager, whereby the Dealer Manager serves as the Company’s exclusive dealer manager in connection with the Company’s offering, or the Original Series B Offering, of up to 150,000 shares of Series B redeemable preferred stock of the Company, or the Series B Preferred Stock, and warrants, or the Warrants, to purchase a maximum of 3,000,000 shares of our Class A common stock, or the Class A Common Stock, on a “best efforts” basis. The Series B Preferred Stock is registered with the Securities and Exchange Commission, or the SEC, pursuant to a registration statement on Form S-3 (File No. 333-200359), as the same may be amended and/or supplemented, or the Original Registration Statement, under the Securities Act of 1933, or the Securities Act. The Series B Preferred Stock had previously been offered and sold pursuant to a prospectus supplement dated February 24, 2016, and a base prospectus dated December 19, 2014 relating to the Original Registration Statement, or the Original Base Prospectus, and effective as of July 21, 2017, the Series B Preferred Stock was offered and sold pursuant to a prospectus supplement dated July 21, 2017, and the Original Base Prospectus relating to the Original Registration Statement. On July 21, 2017, the Company and the Operating Partnership entered into an Amendment to the Original Dealer Manager Agreement, or the Original DMA Amendment, with the Dealer Manager to reflect an increase in the size of the Original Series B Offering to a maximum of 225,000 shares of Series B Preferred Stock, and Warrants to purchase a maximum of 4,500,000 shares of our Class A Common Stock. The Original Registration Statement will expire on December 19, 2017.

On January 29, 2016, the SEC declared effective the Company’s registration statement on Form S-3 (Registration Statement No. 333-208956), or the Second Registration Statement. On November 15, 2017, the Company filed a prospectus supplement, or the Follow-On Series B Prospectus Supplement, with the SEC for a follow-on offering to the Original Series B Offering, or the Follow-On Series B Offering, of up to 435,000 shares of Series B Preferred Stock, and Warrants to purchase a maximum of 8,700,000 shares of Class A Common Stock, The Series B Preferred Stock to be offered and sold in the Follow-On Series B Offering is registered with the SEC pursuant to the Second Registration Statement under the Securities Act, and will be offered and sold pursuant to the Follow-On Series B Prospectus Supplement, and a base prospectus dated January 29, 2016 relating to the Second Registration Statement, or the Second Base Prospectus. Except as described in the Follow-On Series B Prospectus Supplement, the terms of the Follow-On Series B Prospectus Supplement are substantially similar to the terms of the Original Series B Offering.

On November 15, 2017, in connection with the Follow-On Series B Offering, the Company and the Operating Partnership entered into a new Dealer Manager Agreement, or the Dealer Manager Agreement, with the Dealer Manager, whereby the Dealer Manager will continue to serve as the Company’s exclusive dealer manager in connection with the Follow-On Series B Offering, on a “best efforts” basis. The Series B Preferred Stock and the Warrants will continue to be sold in units, or Units, with each Unit consisting of (i) one share of Series B Preferred Stock, and (ii) one Warrant to purchase 20 shares of our Class A common stock. The Follow-On Series B Offering is hereinafter referred to as the Offering, and the Second Registration Statement is hereinafter referred to as the Registration Statement.

Under the Dealer Manager Agreement, the Dealer Manager will provide certain sales, promotional and marketing services to the Company in connection with the Offering, and the Company will pay the Dealer Manager (i) selling commissions of 7.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering, or Selling Commissions; provided, that if the Dealer Manager enters into an agreement with a participating broker-dealer providing for a maximum selling commission of less than 7.0%, then the offering price per share of Series B Preferred Stock sold through such participating broker-dealer shall be reduced by an amount equal to the reduction in selling commission paid to such participating broker-dealer; and (ii) a dealer manager fee of 3.0% of the gross proceeds from sales of Series B Preferred Stock in the Offering, or the Dealer Manager Fee. It is anticipated that substantially all of the Selling Commissions and the Dealer Manager Fee will be reallowed by the Dealer Manager to participating broker-dealers and/or applied by the Dealer Manager in support of the Offering.

The terms of the Dealer Manager Agreement were approved by the Company’s board of directors, including all of its independent directors.

Pursuant to the Dealer Manager Agreement, the Company has agreed to indemnify the Dealer Manager and participating broker-dealers, and the Dealer Manager has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of (i) untrue statements of a material fact contained in the Registration Statement, prospectus or any supplement thereto, or blue sky applications relating to the Offering, or (ii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, prospectus or any supplement thereto, or blue sky applications relating to the Offering.

The foregoing description of the Dealer Manager Agreement is a summary and is qualified in its entirety by the terms of the Dealer Manager Agreement, a copy of which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Series B Preferred Stock is attached as Exhibit 5.1 hereto, and a copy of the opinion of Vinson & Elkins LLP with respect to tax matters concerning the Series B Preferred Stock is attached as Exhibit 8.1 hereto.

Warrant Agreement

On November 3, 2016, the Company terminated American Stock Transfer & Trust Company, LLC as agent for the Company in respect of the Warrants under that certain Warrant Agreement dated February 24, 2016 (the “Initial Warrant Agreement”) in accordance with the terms thereof. On November 3, 2016, the Company entered into an amended and restated warrant agreement on substantially the same terms as the Initial Warrant Agreement, or the Second Warrant Agreement, with Computershare Inc., a Delaware corporation, or Computershare, and its wholly-owned subsidiary, Computershare Trust Company N.A., a federally chartered trust company, or the Warrant Agent, as agent for the Company in respect of the Warrants, which governs the Warrants issued in the Original Offering. On July 21, 2017, the Company entered into an Amendment to the Second Warrant Agreement, or the Second Warrant Agreement Amendment, with the Warrant Agent to reflect the increase in the size of the Original Offering to a maximum of 225,000 shares of Series B Preferred Stock, and Warrants to purchase a maximum of 4,500,000 shares of Class A Common Stock

On November 15, 2017, in connection with the Offering, the Company entered into a new warrant agreement, or the Warrant Agreement, with the Warrant Agent, as agent for the Company in respect of the Warrants, which governs the Warrants to be issued in the Offering. The Warrants will be issued either in certificated form or by “book-entry” form, in either case to The Depository Trust Company, or DTC, and delivered by one or more global warrant certificates, the form of which is attached as an exhibit to the Warrant Agreement. Those investors who will own beneficial interests in a global warrant certificate will do so through participants in DTC’s system, and the rights of these indirect owners will be governed by the applicable procedures of DTC and its participants, and the Warrant Agreement. The Warrant Agent does not have a material relationship with the Company.

Holders of Warrants may exercise the Warrants at any time beginning one year from the date of issuance and ending at 5:00 p.m., New York City time, on the fourth anniversary of the date of issuance. The Warrants are exercisable, at the option of each holder, in whole, but not in part, by delivering to the Warrant Agent a duly executed exercise notice accompanied by payment in full for the number of shares of Class A Common Stock purchased upon such exercise (except in the case of a cashless exercise in the circumstances discussed below). Each Warrant is exercisable for 20 shares of Class A Common Stock (subject to adjustment, as discussed below). The holder of Warrants does not have the right to exercise any portion of a Warrant if the holder would beneficially own in excess of 9.8% of the number of shares of Class A Common Stock outstanding immediately after giving effect to such exercise.

The holder may satisfy its obligation to pay the exercise price upon the exercise of its Warrant on a cashless basis in accordance with the terms of the Warrant Agreement. When exercised on a cashless basis, a portion of the Warrant is cancelled in payment of the purchase price payable in respect of the number of shares of Class A Common Stock purchasable upon such exercise. Any Warrant that is outstanding on the termination date of the Warrant shall be automatically terminated.

The exercise price of the Class A Common Stock purchasable upon exercise of the Warrants equals a 20% premium to the current market price per share of Class A Common Stock on the date of issuance of such Warrant, subject to a minimum exercise price of $10.00 per share. The current market price will be determined using the volume weighted average price per share of our Class A Common Stock for the 20 trading days immediately prior to the date of the issuance of the Warrant. The exercise price and the number of shares of Class A Common Stock issuable upon exercise of the Warrants is subject to appropriate adjustment in relation to certain events, such as stock dividends, stock splits, stock combinations, reclassifications, recapitalizations or similar events affecting the Class A Common Stock.

Subject to applicable law, the Warrants may be transferred at the option of the holder upon surrender of the Warrants with the appropriate instruments of transfer. The registration of the transfer of Warrants or beneficial interests shall be effected through DTC in accordance with the Warrant Agreement and the procedures and requirements of DTC.

The Class A Common Stock is listed on the NYSE American (formerly the NYSE MKT). The Warrants are not listed on the NYSE American, nor does the Company plan on making an application to list the Warrants on the NYSE American, any national securities exchange or other nationally recognized trading system.

Except as otherwise provided by the Warrants or by virtue of such holder’s ownership of shares of Class A Common Stock, the holders of the Warrants will not have the rights or privileges of holders of Class A Common Stock, including any voting rights, until they exercise their Warrants.

No fractional shares of Class A Common Stock will be issued upon the exercise of the Warrants. Rather, the Company shall, at its election, either pay a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the exercise price or round the number of shares of Class A Common Stock to be issued or distributed to the nearest whole share (up or down).

The Warrant Agreement contains customary representations, warranties, and agreements by the Company, customary conditions, other obligations of the parties and indemnification obligations of the Company.

The terms of the Warrant Agreement were approved by the Company’s board of directors, including all of its independent directors.

The foregoing description of the Warrant Agreement is a summary and is qualified in its entirety by the terms of Warrant Agreement, a copy of which is filed as Exhibit No. 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership

On November 15, 2017, in connection with the Offering, the Company entered into a Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership, or the Ninth Amendment, of its Operating Partnership. The Ninth Amendment provides for the designation of a total of 725,000 authorized Series B Redeemable Preferred Units of the Operating Partnership, or the Series B Preferred Units, while all other terms and conditions of the Second Amended and Restated Agreement of Limited Partnership remain in full force and effect. The Series B Preferred Units will have substantially similar rights and preferences as the Series B Preferred Stock, as described below in Item 3.03.

The foregoing description of the Ninth Amendment is a summary and is qualified in its entirety by the terms of the Ninth Amendment, a copy of which is filed as Exhibit No. 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On November 14, 2017, the Company filed Articles Supplementary, or the Articles Supplementary, with the Maryland State Department of Assessments and Taxation to classify and designate an additional 500,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of Series B Redeemable Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on November 14, 2017. The total number of shares of Series B Preferred Stock that the Company has authority to issue after giving effect to the Articles Supplementary is 725,000. There has been no increase in the authorized shares of stock of the Company effected by the Articles Supplementary.

The foregoing description of the Articles Supplementary is a summary and is qualified in its entirety by the terms of the Articles Supplementary, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary of the Company, dated November 14, 2017

5.1	Opinion of Venable LLP

8.1	Opinion of Vinson & Elkins LLP

10.1	Dealer Manager Agreement by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and Bluerock Capital Markets, LLC, dated November 15, 2017

10.2	Warrant Agreement by and between Bluerock Residential Growth REIT, Inc., Computershare Inc. and Computershare Trust Company N.A., dated November 15, 2017

10.3	Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated November 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: November 20, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary of the Company, dated November 14, 2017

5.1	Opinion of Venable LLP

8.1	Opinion of Vinson & Elkins LLP

10.1	Dealer Manager Agreement by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and Bluerock Capital Markets, LLC, dated November 15, 2017

10.2	Warrant Agreement by and between Bluerock Residential Growth REIT, Inc., Computershare Inc. and Computershare Trust Company N.A., dated November 15, 2017

10.3	Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated November 15, 2017